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                                                                Exhibit (10)(oo)


                               THIRD AMENDMENT TO
                        THE REYNOLDS AND REYNOLDS COMPANY
                                 RETIREMENT PLAN
                           OCTOBER 1, 1994 RESTATEMENT


         The Reynolds and Reynolds Company hereby amends effective October 1, 1997, The Reynolds and Reynolds Company Retirement Plan (October 1, 1994 Restatement) (the "Plan"), as follows:

1. Article VI shall be amended by removing the first sentence of the first paragraph of Section 6.4 and replacing it with the following:

         If any benefit payable pursuant to this Article shall, prior to the commencement or distribution thereof have an Actuarial Equivalent lump sum value not in excess of $5,000 (and did not exceed $5,000 at the time of any prior distribution), the Plan Administrator shall direct the Trustee to make a lump sum cash settlement of such benefit.

2. Article VI shall be amended by removing the fist sentence of the second paragraph of Section 6.4 and replacing with the following:

         If any benefit payable pursuant to this Article shall, prior to the commencement or distribution thereof have an Actuarial Equivalent lump sum value greater than $5,000 (or greater than $5,000 at the time of any prior distribution) but not in excess of $10,000, the Participant may elect, subject to the provisions of Section 7.2 and Section 7.4 hereof, to receive a lump sum cash settlement of such benefit.

3. Article VIII shall be amended by removing Section 8.10 and replacing it with the following:

                  If any benefit payable pursuant to this Article shall, prior to the commencement or distribution thereof have an Actuarial Equivalent lump sum value not in excess of $5,000 (and did not exceed $5,000 at the time of any prior distribution), the Plan Administrator shall direct the Trustee to make a lump sum cash settlement of the Actuarial Equivalent lump sum value of such benefit as soon as practicable after the Plan Administrator is notified of the Participant's death.

                  If any benefit payable pursuant to this Article shall, prior to the commencement or distribution thereof have an Actuarial Equivalent lump sum value greater than $5,000 (or greater than $5,000 at the time of any prior distribution) but not in excess of $10,000, the Eligible Spouse or other beneficiary, as the case may be, may elect to receive a lump sum cash settlement of the Actuarial Equivalent lump sum value of such benefit, which shall be paid as soon as practicable after the Plan Administrator receives written notice of such election.



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         IN WITNESS WHEREOF, The Reynolds and Reynolds Company ahs caused this
Amendment to be executed by its duly authorized officers on this _____ day of __________________, 1997.

                                        THE REYNOLDS AND REYNOLDS COMPANY

                                        By:
                                           -------------------------------------

                                        Title:
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